                       LINCOLN NATIONAL INCOME FUND, INC.

                               1999 Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.

TABLE OF CONTENTS

                                                              Page
--------------------------------------------------------------------
Manager Profile
Investment Policies & Objectives
President's Letter                                              1
Portfolio Manager's Discussion                                  2
Portfolio Performance                                           4
Annual Performance of the Fund vs. Index                        5
Total Fund Investments                                          6
Dividend History                                                6
Common Stock Market Prices & Net Asset
   Value History                                                7
Tax Information                                                 8
FINANCIAL STATEMENTS:
   Statement of Net Assets                                      9
   Statement of Operations                                     19
   Statements of Changes in Net Assets                         20
   Statements of Cash Flows                                    21
   Financial Highlights                                        22
   Notes to Financial Statements                               23
Report of Independent Accountants                              29
Directors & Officers of the Fund                               30
Corporate Information                                          31

MANAGER PROFILE

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). Today, Lincoln Investment Management, Inc.
(LIM) brings to the Fund the skills and expertise that it has developed through management of client assets for LNC, as well as pension plans, foundations, endowments, and other clients.

   LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM has approximately $37 billion in assets under management as of December 31, 1999. The amount and breadth of this investment expertise allows LIM to deliver substantial value to the investment process.

   LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 18 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.

   In February of 1995, David C. Fischer assumed the portfolio management role for the Fund. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry. Mr. Fischer earned his MBA from Indiana University in 1986 and is a Certified Public Accountant (CPA) and Chartered Financial Analyst
(CFA).

INVESTMENT POLICIES & OBJECTIVES

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.

   The investment portfolio will have a significant component of private placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield equity securities, and the Fund may invest up to 10% of its assets in real estate investment trusts (REITs).

   The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1999, has chosen not to do so.

LINCOLN NATIONAL INCOME FUND, INC.
PRESIDENT'S LETTER TO SHAREHOLDERS FOR THE YEAR ENDED 1999

Dear Shareholder:

The international financial crisis that began in July, 1998 with several Asian currency devaluations is but a distant memory. The crisis spread quickly and moved around the world culminating with a debt default in Russia and the near collapse of the world's most prestigious hedge fund. There was a flight to quality bonds, the Federal Reserve Bank (Fed) reacted with three easings and people who owned U.S. Treasuries were treated very well.

   The saga reversed in 1999, especially for equity holders. Gone were concerns about foreign problems causing a U.S. recession. In fact, the U.S. finished perhaps its best financial market decade seemingly invincible. However, the bond market, still mired in a bear market, was back to worrying about economic growth being too fast and inflation making a comeback.

   Thus, interest rates on intermediate-term Treasury securities increased in yield about 175 basis points (1.75%) in the year to 6.44%. Ten-year treasuries had a total return of -8.25% in 1999. Corporate bonds rose in yield a slightly smaller amount as credit spreads to Treasuries narrowed modestly. The increase in interest rates gave the Fund a net asset value (NAV) return of -1.73%. This compares to negative returns for major bond indices, including -1.96% for the Lehman Corporate index and -0.82% for the Lehman Aggregate index.

   The Fund suffered in 1999 a substantial change in its stock price vis-a-vis the Fund's NAV, resulting in a severely negative market return for the year, -25.34%. The Fund began the year trading at a premium to NAV and ended the year with a 20.40% discount. It was a year marked by substantial widening of discounts to NAV for virtually all closed-end bond funds, and our 20% discount is in line with our peer group. The Fund's Board continues to scrutinize the discount and to consider appropriate alternatives to help enhance shareholder value.

   Although the supremacy of the NASDAQ in 1999 has few people interested in income-oriented investments, we believe that some day a sector rotation will occur with bonds and value stocks rallying from their depressed levels. For bonds, credit spreads are near their widest levels (excluding recessionary periods) in a decade, and real yields on long Treasuries are over 4%, very attractive historically. So, bonds offer attractive compensation for the two major risk categories they entail: credit and inflation. Thus, we feel that buyers of bonds and bond funds should be rewarded with solid investment returns in the new decade, a period that will likely bring with it lower financial market returns. The Fund's trailing dividend yield is approximately 8%, and this, coupled with any contraction in the Fund's discount, should give shareholders high income and good total returns for the early 2000's.

   We are saddened to note the passing of longtime Fund director Charles "Chic" Freund in late 1999. Chic's guidance and service contributed significantly to the Fund's success over the years. Chic will be sincerely missed by all of us who had the pleasure to be associated with him.

Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
President
January 7, 2000

LINCOLN NATIONAL INCOME FUND, INC.
PORTFOLIO MANAGER'S DISCUSSION FOR THE YEAR ENDED 1999

Review of 1999:

It was the second year for negative total returns for bonds in the 1990's (1994 was the other). Negative total returns on bonds are rare since bonds pay a relatively high income. For prices to decline enough to overwhelm income, interest rates have to rise a lot. As Tom McMeekin pointed out in his President's letter, interest rates did indeed rise substantially--for corporate bonds, by about 150 basis points in the year. Lincoln National Income Fund's portfolio holdings were negatively impacted by the changes (bond prices decline when interest rates rise). The Fund's net asset value (NAV) per share declined during the year from $13.39 to $12.17, a decline of 9.1%. The Fund's coupon (income) return of about 7.4% gave rise to a combined NAV return of -1.73%.

   This decline in net asset value is what we would have expected for a move in interest rates of that magnitude and given the Fund's sensitivity to interest rates. The Fund maintained a duration of its bond holdings during the year on average of roughly 4.2. Duration is a statistical measure of a bond portfolio's sensitivity to interest rates, with 4.2 meaning that the portfolio will change in value approximately 4.2% for every 1% change in interest rates. The Fund, however, is also levered (via our variable term preferred stock), so the interest rate sensitivity rises to about a 6.2 duration, considering the leverage. The 1.5% increase in rates then estimates about a 9% decline in value. This decline in price of 9% was in line with the bond market in total and roughly the same as the price decline in the Lehman Corporate Bond index.

   As Tom McMeekin stated in his letter, the interest rate increase for 1999 can be attributed to the reversal of the big decline in rates that occurred in 1998. We were surprised at how quickly the world economy recovered from the 1998 crisis, and the rate rise was totally justified given the change in economic conditions. Rates in 1998 were not that attractive, artificially low because of the flight to quality. Today interest rates are higher and real interest rates (Treasury rates after inflation) are about 4.25% higher than the historical average of about 3.5%. Although bonds are currently out of favor considering the sensation in the stock market, bonds are now better positioned for good returns over inflation in the years ahead.

   Our sector allocations did not change much during the year, with investment grade public corporate bonds comprising about 70% of our holdings at the beginning and end of the year. Private placements were 21% of assets at year-end, down slightly from the 23% level a year ago.Residential mortgage-backed securities also held constant at approximately 5% of assets. We did build a commercial mortgage-backed securities portfolio during the year, and this sector now comprises about 3% of the portfolio.

   Our mezzanine portfolio continues to be about 4% of assets. Our holdings of Global Crossing common stock, acquired through warrants in a mezzanine debt deal in 1997, provided us additional gains in 1999. We finally sold the last of these shares in January, 2000 for a total realized gain of $1,385,000. This has been a tremendously successful investment for the Fund, providing an internal rate of return of 145% on our initial $500,000 subordinated debt investment. We funded three new mezzanine debt investments in 1999, each $500,000, with an average coupon in excess of 12%. We continue our policy of investing side by side with Lincoln National Life Insurance Company on these investments, subject to the review and approval of the Board of Director's Joint Transaction Committee before each mezzanine investment.

   We have been watching the weakness in the real estate investment trust (REIT) equity markets over the last year and have noticed that the dividend yields are now attractive relative to bonds. In October, we went to the Board asking for a new allocation to REIT stocks up to 10% of the Fund's assets. This recommended new sector was approved, and we are currently implementing this strategy in early 2000. We estimate REIT stocks are poised for total returns of 10-12% over the next several years, with approximately 2/3 of this return coming from dividends.

OUTLOOK FOR 2000:

The economy is strong and has momentum. Right now, an overheating economy is a bigger risk than a recession. Clearly the Federal Reserve (Fed) will tighten to slow the economy; the question is: how many tightenings will it take? Fed Chairman Alan Greenspan would like to pull off a soft landing, where he slows the economy to reduce inflation risk while minimizing damage to the stock market. Our view is that 75 basis points of increase in Fed Funds will occur in the year 2000 to dampen the economy. The Fed appears to have adopted a 3.5% GDP growth "speed limit," and we feel three tightenings of 25 basis points each will be enough to achieve this. Our forecast is that GDP growth will be very strong in the first quarter of 2000, but will be moderate to an average 3% growth rate thereafter.

   With the economy doing well, credit conditions should generally be good. We are comfortable with our corporate bond portfolio given this outlook, and may also consider increasing somewhat our allocation to high yield bonds. First, however, we need to reallocate some cash in the portfolio to affect the REIT investments. The market yield of the portfolio is 8.1% at December 31, 1999, the highest level in over two years. With reinvestment rates now relatively high again, and if our REIT investments give us the returns we expect, there should be less pressure on the need for dividend cuts in the future. The trailing dividend yield of the Fund at the Fund's NAV is 8.13%, meaning that market rates and the Fund's payout rate are almost at parity.

Respectfully,

/s/ David C. Fischer

David C. Fischer
Portfolio Manager
January 11, 2000

ASSET CLASSIFICATION

As of December 31, 1999

                                              (Dollars in
                                                Millions)
-------------------------------------------------------------
Public Debt                                 70.30%     $89.0
Government/Gov't Agency                      4.11%     $ 5.2
Private Placements Debt                     19.75%     $25.0
Private Placements Equity                    0.63%     $ 0.8
Equities/Partnerships                        2.21%     $ 2.8
Short-Term Investments                       3.00%     $ 3.8




DISTRIBUTION BY QUALITY

As of December 31, 1999
 (Dollars in Millions)

        AAA                                 10.42%      13.2
         AA                                  4.66%       5.9
         A                                  26.12%      33.1
        BBB                                 41.78%      52.6
         BB                                  6.78%       8.6
         B                                   4.17%       5.3
        CCC                                  0.40%       0.5
     Equities                                2.67%       3.6
Short-Term Investments                       3.00%       3.8
                                            ------    ------
                                            100.0%    $126.6

*Ratings are by nationally recognized statistical rating organizations or, if unrated, the internal rating assigned by the Advisor.


PORTFOLIO PERFORMANCE

As of December 31, 1999

The following graph presents the cumulative market value and net asset value total return for the Fund compared to the Lehman Corporate Bond Index. The graph below shows each category's results of what $1,000 invested in 1973 would have grown to by the end of 1999 assuming reinvestment of dividends and adjusting for stock splits. The Fund's shares were initially offered with a sales charge of 8%. Performance since inception does not include this or any brokerage commission for purchases made since inception. Past performance does not guarantee future results.

                                         1973       1978        1985       1988        1993       1997       1998        1999
Income Fund NAV ($13,992)               $1,000     $1,383      $3,744     $5,332      $ 9,537    $13,180     $14,238     $13,992
Lehman Corporate Bond Index  ($9,592)   $1,000     $1,386      $3,096     $3,939      $ 6,757     $9,035      $9,784      $9,592
Income Fund-Market  ($12,891)           $1,000     $1,093      $3,829     $5,234      $10,925    $14,705     $17,266     $12,891

The following table displays the net asset value total return for the Fund on a cumulative basis compared to the Lehman Corporate Bond Index.

                                                                                                                              Since
                                                                                                                          Inception
                                                               1 Year      3 Year      5 Years    10 Years    15 Years    (26 Years)
------------------------------------------------------------------------------------------------------------------------------------
Lincoln National Income Fund                                   -1.73%      18.23%       58.65%     120.31%      327.20%    1158.20%
Lehman Corporate Bond Index                                    -1.96%      17.03%       47.76%     113.21%      275.88%     859.25%

ANNUAL PERFORMANCE OF LINCOLN NATIONAL INCOME FUND (NAV) VS LEHMAN CORPORATE BOND INDEX

                    Income             Lehman                          Income       Lehman
                      Fund          Corporate                            Fund    Corporate
---------------------------------------------------------------------------------------------
   1973              3.20%              2.28%            1987           5.04%        2.29%
   1974            (12.60%)             0.17%            1988          15.35%        7.58%
   1975             13.03%             12.30%            1989          17.38%       14.23%
   1976             17.24%             15.59%            1990           1.31%        8.28%
   1977              7.82%              2.99%            1991          21.34%       16.13%
   1978              7.28%              1.18%            1992           6.96%        7.58%
   1979             12.92%              2.30%            1993          15.89%       11.03%
   1980             15.37%              3.06%            1994          (7.52%)      (3.93%)
   1981              4.73%              7.26%            1995          27.35%       22.25%
   1982             26.24%             31.10%            1996           5.36%        3.28%
   1983             14.67%              7.99%            1997          11.37%       10.23%
   1984             16.88%             15.02%            1998           8.03%        8.29%
   1985             17.30%             21.30%            1999          (1.73%)      (1.96%)
   1986             17.55%             15.62%


TOTAL FUND INVESTMENTS

At Market or Fair Values as of December 31, 1999 and 1998

                                                                   1999                         1998
                                                            (000)      % of Total        (000)       % OF TOTAL
------------------------------------------------------------------------------------------------------------------
Public & Government Debt Securities                       $94,131             74%     $99,250               74%
Private Placement Securities                               25,839             21%      30,292               23%
Common Stocks & Warrants                                      546              0%         397                0%
Preferred Stocks                                            1,413              1%       1,578                1%
Short-Term Investments                                      3,800              3%       2,300                2%
Partnerships                                                  835              1%         444                0%
Other Assets/(Liabilities)                                      5              0%        (126)               0%
-----------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                      $126,569            100%    $134,135              100%


DIVIDEND HISTORY

The Fund in its lifetime has distributed common dividends of $31.15 per share, which represents 249.2 percent of its offering price of $12.50 per share as adjusted for the 1993 common stock split. On February 27, 1992 the Fund changed its policy of retaining long-term capital gains to one of distributing them. Previous year retention's allowed the Fund to grow its assets by $6,490,687, which is net of capital gains tax. The table below shows the common dividend per share history as adjusted for the two-for-one stock split.

                          ANNUAL                           ANNUAL
YEAR                     DIVIDEND          YEAR           DIVIDEND
1976 and Prior            $3.15            1988            $1.23
1977                       0.90            1989             1.17
1978                       0.90            1990             1.18
1979                       0.92            1991             1.15
1980                       0.97            1992             1.68
1981                       1.04            1993             1.77
1982                       1.12            1994             1.28
1983                       1.14            1995             1.32
1984                       1.20            1996             1.47
1985                       1.27            1997             1.52
1986                       1.17            1998             1.10
1987                       1.52            1999             0.99

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY (Unaudited)


1999
                                MARKET PRICES AND VOLUMES                               NET ASSET VALUE
                      HIGH         LOW       CLOSE         VOLUME                 HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------
1st Quarter        $14.125     $13.063      $13.438       280,700               $13.43      $12.99       $13.24
2nd Quarter         13.563      11.500       11.750       261,800                13.39       12.70        12.83
3rd Quarter         11.813      10.563       10.938       317,200                12.92       12.43        12.72
4th Quarter         12.500       9.625        9.688       369,700                12.72       12.17        12.17


1998
                                MARKET PRICES AND VOLUMES                               NET ASSET VALUE
                      HIGH         LOW       CLOSE         VOLUME                 HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------
1st Quarter        $14.000     $13.125      $13.875       378,500               $13.76      $13.58       $13.75
2nd Quarter         14.188      13.438       14.063       300,000                13.82       13.52        13.69
3rd Quarter         14.375      12.938       14.375       315,400                13.90       13.43        13.90
4th Quarter         14.625      13.938       14.188       181,900                14.17       13.39        13.39


1997
                                MARKET PRICES AND VOLUMES                               NET ASSET VALUE
                      HIGH         LOW       CLOSE         VOLUME                 HIGH         LOW        CLOSE
------------------------------------------------------------------------------------------------------------------
1st Quarter        $13.000     $12.375      $12.750       498,900               $13.77      $13.42       $13.42
2nd Quarter         13.250      12.375       13.250       351,100                13.68       13.16        13.64
3rd Quarter         14.000      13.063       13.875       381,700                14.12       13.62        14.12
4th Quarter         14.000      12.875       13.063       335,200                14.19       13.43        13.43

Shares are listed on the New York Stock Exchange under the trading symbol LND.

TAX INFORMATION (UNAUDITED)

Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 0.99 per share to common shareholders for the tax year 1999. Common dividend payments made in April, July, October and mid-January 2000 are taxable in the 1999 tax year.

   In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income and undistributed capital gains for the twelve months ended October 31. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

   The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations is shown in the table below:

                                                                  Common     Preferred
                                                            Shareholders  Shareholders
---------------------------------------------------------------------------------------
Ordinary Income Dividend Amount Per Share                          $0.99        $49.50*
Long-Term Capital Gains Per Share                                  $0.00         $1.69*
Corporation's Dividend Received Deduction--Percent                 1.54%         1.54%
Corporation's Dividend Received Deduction--$ Per Share          $0.01935      $3.44115

* Based on 40,000 shares of preferred stock outstanding.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENT OF NET ASSETS

December 31, 1999

INVESTMENTS-NOTES A & B                                    PAR       MARKET OR
PUBLIC DEBT SECURITIES (74.4%)                            AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.5%)
Boeing Capital
   9.25%, 4/1/02                                       $1,000,000  $1,040,243
Raytheon
   6.55%, 3/15/10                                       1,000,000     898,779
                                                                   ----------
                                                                    1,939,022
                                                                   ----------

AIRLINES (3.3%)
AMR
   10.00%, 4/15/21                                      1,000,000   1,146,192
Delta Air Lines
   9.90%, 6/16/02                                       1,473,000   1,538,363
United Airlines
   9.35%, 4/7/16                                        1,500,000   1,538,235
                                                                   ----------
                                                                    4,222,790
                                                                   ----------

ASSET BACKED SECURITIES (1.5%)
Green Tree Lease Finance 1998-1B
   6.66%, 10/20/04                                        475,217     471,916
Honda Auto Lease Trust Series 99-A A4
   6.65%, 7/15/05                                         500,000     496,468
Vanderbilt Mortgage Finance Ser98-C Cl 1A2 144A
   6.32%, 6/7/16                                        1,000,000     945,795
                                                                   ----------
                                                                    1,914,179
                                                                   ----------

BANKING (7.2%)
Banc One
   9.88%, 3/1/09                                        1,000,000   1,152,224
BankAmerica
   10.00%, 2/1/03                                       1,000,000   1,076,133
First USA Bank Wilmington Delaware
   7.65%, 8/1/03                                        1,000,000   1,005,776
Hong Kong & Shanghai Bank
   6.38%, 12/29/49                                        500,000     398,575
Household International
   6.85%, 9/10/04                                       1,610,000   1,572,794
Lloyds Bank PLC
   5.56%, 6/29/49                                       1,000,000     864,900
Mellon Capital Notes
   7.72%, 12/1/26                                         400,000     367,939
NationsBank
   8.13%, 6/15/02                                       1,000,000   1,025,710
Standard Charter PLC
   5.38%, 11/29/49                                      1,000,000     708,200
Wells Fargo
   6.13%, 11/1/03                                       1,000,000     963,219
                                                                   ----------
                                                                    9,135,470
                                                                   ----------

BUILDING & MATERIALS (0.2%)
Toll Brothers
   8.75%, 11/15/06                                        250,000     245,625
                                                                   ----------
                                                                      245,625
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR     MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT   FAIR VALUE
--------------------------------------------------------------------------------
CABLE, MEDIA & PUBLISHING (4.8%)
K-III Communications
   8.50%, 2/1/06                                      $   250,000  $  245,313
News America Holdings
   9.25%, 2/1/13                                        1,000,000   1,097,532
Tele-Communications
   9.25%, 1/15/23                                       2,000,000   2,082,017
Time Warner
   9.13%, 1/15/13                                       1,500,000   1,646,471
Walt Disney
   8.88%, 12/15/00                                      1,000,000   1,019,517
                                                                   ----------
                                                                    6,090,850
                                                                   ----------

CHEMICALS (0.2%)
ISP Holdings
   9.00%, 10/15/03                                        250,000     246,250
                                                                   ----------
                                                                      246,250
                                                                   ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (0.8%)
First Union-Lehman Brothers
   6.65%, 12/18/07                                      1,000,000     951,917
                                                                   ----------
                                                                      951,917
                                                                   ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (0.2%)
Ametek
   7.20%, 7/15/08                                         250,000     214,543
                                                                   ----------
                                                                      214,543
                                                                   ----------

ENERGY (4.4%)
Coastal
   9.75%, 8/1/03                                        1,000,000   1,065,739
Enron
   9.50%, 6/15/01                                       1,000,000   1,030,806
Gulf Canada Resources
   9.63%, 7/1/05                                          250,000     255,625
Oryx Energy
   10.00%, 4/1/01                                       1,000,000   1,031,213
Pennzoil
   10.13%, 11/15/09                                     1,000,000   1,090,773
Sun
   9.38%, 6/1/16                                        1,000,000   1,051,958
                                                                   ----------
                                                                    5,526,114
                                                                   ----------

FINANCE (8.5%)
Avalon Bay Communities
   6.80%, 7/15/06                                         500,000     460,872
Dow Capital
   9.00%, 5/15/10                                       1,000,000   1,085,529
Duke Capital
   6.25%, 7/15/05                                       1,000,000     941,663
Fleet/Norstar Financial Group
   8.63%, 1/15/07                                       1,000,000   1,047,793
General Electric Capital
   8.75%, 5/21/07                                       1,000,000   1,076,733
General Motors Acceptance
   8.88%, 6/1/10                                        1,500,000   1,611,078


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
FINANCE (CONTINUED)

Goldman Sachs Group
   7.20%, 3/1/07                                         $500,000    $485,835
Greentree Financial
   8.65%, 1/15/20                                         905,077     890,807
Lehman Brothers Holdings
   7.38%, 5/15/07                                         500,000     501,248
Merrill Lynch Mortgage Investors
   10.00%, 3/15/10                                        307,530     322,567
Mid-America Finance
   6.38%, 9/1/05                                          500,000     477,344
Selkirk Cogen Funding
   8.65%, 12/26/07                                        934,180     941,783
SMA Finance
   6.40%, 11/16/06                                      1,000,000     949,844
                                                                   ----------
                                                                   10,793,096
                                                                   ----------

FOOD, BEVERAGE & TOBACCO (1.5%)
Chiquita Brands International
   9.63%, 1/15/04                                         250,000     181,250
Conagra
   7.40%, 9/15/04                                       1,500,000   1,488,673
Marsh Supermarket
   8.88%, 8/1/07                                          250,000     240,625
                                                                   ----------
                                                                    1,910,548
                                                                   ----------

FOREIGN GOVERNMENTS (1.3%)
Government of Venezuela
   9.25%, 9/15/27                                         500,000     332,500
Quebec Province
   11.00%, 6/15/15                                      1,000,000   1,055,897
Republic of Colombia
   7.63%, 2/15/07                                         300,000     253,500
                                                                   ----------
                                                                    1,641,897
                                                                   ----------

GOVERNMENT & GOVERNMENT AGENCY (4.1%)
Federal Home Loan Mortgage
   7.80%, 9/15/20                                         429,847     432,406
   7.00%, 9/17/31                                         870,738     838,403
Federal National Mortgage Association
   9.00%, 3/1/24                                          426,751     442,687
   6.50%, 12/1/27                                       1,605,199   1,517,916
Government National Mortgage Association
   9.00%, 8/15/21                                         553,226     585,209
   9.00%, 3/15/23                                       1,251,642   1,321,656
                                                                   ----------
                                                                    5,138,277
                                                                   ----------

HEALTHCARE & PHARMACEUTICALS (0.2%)
Beckman Instruments
   7.10%, 3/4/03                                          250,000     243,510
                                                                   ----------
                                                                      243,510
                                                                   ----------

The accompanying notes are an integral part of the financial statements.

                                                           PAR       MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT     FAIR VALUE
--------------------------------------------------------------------------------
INDUSTRIAL MACHINERY (1.3%)
AGCO
   8.50%, 3/15/06                                        $250,000    $233,438
Caterpillar Tractor
   6.00%, 5/1/07                                        1,000,000     918,637
Setech Lewis Supply
   13.50%, 6/30/05                                        500,000     443,250
                                                                   ----------
                                                                    1,595,325
                                                                   ----------

INSURANCE (1.8%)
Allstate
   7.50%, 6/15/13                                       1,000,000     980,909
Conseco
   7.88%, 12/15/00                                        300,000     299,964
Nationwide
   9.88%, 2/15/25                                       1,000,000   1,045,302
                                                                   ----------
                                                                    2,326,175
                                                                   ----------

LEISURE, LODGING & ENTERTAINMENT (1.3%)
MGM Grand
   6.88%, 2/6/08                                        1,000,000     886,995
Speedway Motorsports
   8.50%, 8/15/07                                         250,000     241,250
Starwood Hotels & Resorts
   6.75%, 11/15/03                                        500,000     467,905
                                                                   ----------
                                                                    1,596,150
                                                                   ----------

METALS & MINING (3.3%)
Cyprus Amax Minerals
   7.38%, 5/15/07                                         500,000     474,038
EES Coke Battery
   7.13%, 4/15/02                                         267,000     267,103
Inco
   9.60%, 6/15/22                                       1,000,000     944,860
Noranda
   8.00%, 6/1/03                                        1,500,000   1,502,903
Pohang Iron & Steel
   7.13%, 11/1/06                                       1,000,000     932,670
                                                                   ----------
                                                                    4,121,574
                                                                   ----------

MISCELLANEOUS (2.3%)
Ashland
   6.86%, 5/1/09                                          500,000     462,658
Corp Andina
   7.75%, 3/1/04                                        1,000,000   1,003,698
Pemex 144A
   8.45%, 2/15/07                                       1,000,000     991,250
Service International
   6.00%, 12/15/05                                        665,000     503,890
                                                                   ----------
                                                                    2,961,496
                                                                   ----------

MORTGAGE BACKED SECURITIES (2.4%)
American Airlines
   9.83%, 1/1/02                                          730,110     771,209


The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                        AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (CONTINUED)
Citicorp Mortgage Securities
   Series 1991-6 Class A
   8.75%, 5/25/21                                        $480,523    $485,103
Commercial Mortgage Asset Ttrust 1999-C1 A1
   6.25%, 8/17/06                                         960,985     926,675
Countrywide Home Loans 1999-1
   6.50%, 3/25/29                                       1,000,000     905,000
                                                                   ----------
                                                                    3,087,987
                                                                   ----------

PACKAGING & CONTAINERS (0.2%)
Container Corporation of America
   11.25%, 5/1/04                                         250,000     261,250
                                                                   ----------
                                                                      261,250
                                                                   ----------

PAPER & FOREST PRODUCTS (1.3%)
Georgia-Pacific
   9.50%, 5/15/22                                       1,500,000   1,583,166
                                                                   ----------
                                                                    1,583,166
                                                                   ----------

REAL ESTATE (3.1%)
Comp De DeSarollo
   10.19%, 5/31/11                                        492,475     408,754
Duke Realty
   7.05%, 3/1/06                                          500,000     469,582
ERP Operating
   6.63%, 4/13/05                                         400,000     369,719
Highwoods Realty
   7.00%, 12/1/06                                         600,000     544,053
   7.50%, 4/15/18                                         400,000     336,277
Irvine Apartment Communities
   7.00%, 10/1/07                                       1,000,000     878,379
Liberty Property
   7.10%, 8/15/04                                       1,000,000     952,834
                                                                   ----------
                                                                    3,959,598
                                                                   ----------

RETAIL (0.8%)
Sears Roebuck
   9.05%, 2/6/12                                        1,000,000   1,065,867
                                                                   ----------
                                                                    1,065,867
                                                                   ----------

TELECOMMUNICATIONS (2.8%)
MCI Communications
   7.50%, 8/20/04                                       1,000,000   1,009,941
Nynex
   9.55%, 5/1/10                                        1,388,122   1,492,898
Worldcom
   8.88%, 1/15/06                                       1,000,000   1,042,784
                                                                   ----------
                                                                    3,545,623
                                                                   ----------

TEXTILES, APPAREL & FURNITURE (1.0%)
Interface
   7.30%, 4/1/08                                          250,000     204,988
Whirlpool
   9.00%, 3/1/03                                        1,000,000   1,047,266
                                                                   ----------
                                                                    1,252,254
                                                                   ----------



The accompanying notes are an integral part of the financial statements.

                                                          PAR      MARKET OR
PUBLIC DEBT SECURITIES (CONTINUED)                       AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
TRANSPORTATION & SHIPPING (2.1%)
Federal Express
   9.88%, 4/1/02                                       $1,250,000  $1,315,904
NWA Trust
   10.23%, 6/21/14                                        438,473     463,356
US Freightways
   6.50%, 5/1/09                                        1,000,000     905,035
                                                                   ----------
                                                                    2,684,295
                                                                   ----------

UTILITIES (11.0%)
Avon Energy Partners Holdings
   7.05%, 12/11/07                                      1,000,000     946,023
BVPS II Funding
   8.33%, 12/1/07                                       1,490,000   1,482,348
Cleveland Electric
   7.63%, 8/1/02                                        1,000,000   1,000,946
Commonwealth Edison
   8.63%, 2/1/22                                        1,000,000   1,004,311
Consumers Energy
   6.50%, 6/15/05                                         500,000     493,245
Duquesne Light
   8.70%, 6/1/16                                          969,000   1,023,357
Empresa Nacional Electric
   7.75%, 7/15/08                                         450,000     427,714
Hyder
   6.88%, 12/15/07                                      1,000,000     922,041
New England Telephone & Telegraph
   9.00%, 8/1/31                                        1,000,000   1,034,227
Niagara Mohawk Power
   9.25%, 10/1/01                                         500,000     515,306
PacifiCorp
   7.00%, 7/15/09                                         500,000     478,926
   8.29%, 12/30/11                                      1,000,000   1,044,757
Philadelphia Electric
   7.13%, 9/1/02                                        1,500,000   1,498,192
System Energy Resources
   7.80%, 8/1/00                                        1,000,000   1,001,396
Texas Utilities
   7.38%, 8/1/01                                        1,000,000   1,004,091
                                                                   ----------
                                                                   13,876,880
                                                                   ----------

   TOTAL PUBLIC DEBT SECURITIES (cost $97,260,030)                 94,131,728
                                                                   ----------

PRIVATE PLACEMENT SECURITIES--DEBT (19.7%)
--------------------------------------------------------------------------------
ACCOUNTING FIRMS (0.8%)
Deloitte & Touche LLP
   7.41%, 10/1/11                                       1,000,000     963,700
                                                                   ----------
                                                                      963,700
                                                                   ----------

AIRLINES (1.5%)
Northwest Airlines
   7.95%, 3/1/15                                        1,000,000   1,029,080



The accompanying notes are an integral part of the financial statements.

                                                           PAR      MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT (CONTINUED)            AMOUNT    FAIR VALUE
--------------------------------------------------------------------------------
AIRLINES (CONTINUED)
United Air Lines
   8.70%, 10/7/08                                        $824,489    $844,891
                                                                   ----------
                                                                    1,873,971
                                                                   ----------

AUTOMOBILE & AUTO PARTS (0.3%)
Continental Auto Receivables Series A
   12.00%, 4/30/05                                        455,000     400,400
                                                                   ----------
                                                                      400,400
                                                                   ----------

BANKING (2.1%)
Anglo Irish Bank
   9.10%, 9/30/06                                       1,000,000   1,054,500
Banco Nacional de Mexico
   7.57%, 1/1/01                                          280,177     280,233
First Hawaiian Bank 144A
   6.93%, 12/1/03                                         500,000     493,431
Interbank/ AKK Trust
   9.00%, 2/28/01                                         375,000     371,738
Wells Fargo Capital 144A
   8.13%, 12/1/26                                         500,000     472,202
                                                                   ----------
                                                                    2,672,104
                                                                   ----------

CHEMICALS (1.1%)
Dow Chemical
   17.25%, 1/2/03                                       1,169,613   1,347,979
                                                                   ----------
                                                                    1,347,979
                                                                   ----------

COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)
Commercial Mortgage Pass-Through Certificates
   Series AMC Class A
   7.71%, 10/12/09                                        494,813     533,642
                                                                   ----------
                                                                      533,642
                                                                   ----------

ELECTRONICS & ELECTRICAL EQUIPMENT (0.4%)
Spectrascan
   11.25%, 6/30/06                                        500,000     500,000
                                                                   ----------
                                                                      500,000
                                                                   ----------

FINANCE (5.6%)
Avianca Airline Ticket Receivable Trust
   8.75%, 12/24/05                                        500,000     458,200
DLJ Mortgage Acceptance
   Series 1995-QT4 Class A
   4.70%, 6/26/25                                         919,369     133,309
Fort Wayne Capital Trust 144A
   9.85%, 4/15/27                                       1,000,000   1,125,300
Guangdong International Trust & Investment 144A
   8.75%, 10/24/16                                        500,000      50,000
Louis Dreyfus
   8.43%, 7/15/01                                       1,000,000   1,002,900
Merrill Lynch CLO 98 Pilgrim 2
   6.62%, 9/23/09                                       1,000,000     893,200
Mutual Fund Fee Trust IV
   7.99%, 1/31/05                                         408,871     427,718



The accompanying notes are an integral part of the financial statements.

                                                            PAR      MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT (CONTINUED)            AMOUNT     FAIR VALUE
--------------------------------------------------------------------------------
FINANCE (CONTINUED)
NAL Auto Trust
   7.30%, 12/15/00                                        $40,289     $39,873
PM Holding
   13.50%, 10/30/04                                       500,000     500,000
Progress Cap Holdings 144A
   6.88%, 8/1/01                                        1,000,000     995,976
Refco Group
   8.21%, 5/16/02                                         600,000     600,360
Scotia Pacific 144A
   7.11%, 1/20/14                                         500,000     410,000
Union Acceptance
   8.53%, 8/1/02                                          600,000     561,000
                                                                   ----------
                                                                    7,197,836
                                                                   ----------

FOOD, BEVERAGE & TOBACCO (1.3%)
Coca-Cola Femsa SA DE 144A
   9.40%, 8/15/04                                       1,000,000   1,017,000
Dairy Farmers of America Preferred Capital Trust
   7.38%, 10/2/12                                         500,000     457,350
Gruma SA DE CV 144A
   7.63%, 10/15/07                                        250,000     218,120
                                                                   ----------
                                                                    1,692,470
                                                                   ----------

LEISURE, LODGING & ENTERTAINMENT (1.1%)
New Boston Garden
   8.45%, 9/22/15                                         901,333     883,847
United States Playing Card Company
   12.00%, 11/18/04                                       500,000     500,000
                                                                   ----------
                                                                    1,383,847
                                                                   ----------

METALS & MINING (1.1%)
Centennial Resources +
   13.00%, 10/31/03                                       500,000           0
Soc Quimica Y Minera De 144A
   7.70%, 9/15/06                                       1,000,000     945,515
Steel Technologies
   8.52%, 3/1/05                                          428,500     431,585
Worthington Precious Metals
   13.50%, 10/30/04                                        12,618      12,618
                                                                   ----------
                                                                    1,389,718
                                                                   ----------

MISCELLANEOUS (2.1%)
BEA
   6.72%, 6/15/10                                       1,000,000     950,000
BSI Holdings
   8.50%, 9/30/05                                         324,000     324,000
Earle Palmer Brown
   14.00%, 12/16/04                                       511,969     398,568
Elastomeric Technologies Preferred Rubber
   Compounding
   13.80%, 10/8/07                                        500,000     476,000
Stackpole Magnetic Systems
   13.50%, 10/15/05                                       380,000     380,000


The accompanying notes are an integral part of the financial statements.

                                                           PAR     MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT (CONTINUED)            AMOUNT   FAIR VALUE
--------------------------------------------------------------------------------
MISCELLANEOUS (CONTINUED)
Turkiye Vakiflar Bankasi T.A.O.
   7.79%, 12/22/00                                       $166,666    $167,100
                                                                   ----------
                                                                    2,695,668
                                                                   ----------

NATURAL GAS (0.8%)
Suburban Propane L.P.
   7.54%, 6/30/11                                       1,000,000     957,300
                                                                   ----------
                                                                      957,300
                                                                   ----------

PAPER & FOREST PRODUCTS (0.8%)
Fibermark
   9.38%, 10/15/06                                        250,000     253,125
West Fraser Mills
   8.44%, 6/30/04                                         780,000     785,304
                                                                   ----------
                                                                    1,038,429
                                                                   ----------

REAL ESTATE (0.3%)
Carramerica Realty 144A
   6.63%, 3/1/05                                          400,000     366,658
                                                                   ----------
                                                                      366,658
                                                                   ----------

   TOTAL PRIVATE PLACEMENT DEBT - (cost $26,835,372)               25,013,722
                                                                   ----------


                                                          NUMBER OF
PRIVATE PLACEMENT SECURITIES--EQUITIES (0.7%)              SHARES
--------------------------------------------------------------------------------
LEISURE, LODGING & ENTERTAINMENT (0.1%)
Bicycle Holdings                                                8     100,197
                                                                   ----------
                                                                      100,197
                                                                   ----------

MISCELLANEOUS (0.2%)
   Stackpole Magnetic Systems Class B                     120,000     240,000
                                                                   ----------
                                                                      240,000
                                                                   ----------

WARRANTS (0.4%)
Centennial Coal*                                               41           0
Continental Auto Receivables*                               8,967      59,991
Earle Palmer Brown Class A*                                    16       3,407
Earle Palmer Brown Class B*                                   511     111,729
Elastomeric Technologies*                                     111      24,000
Huron Technology*                                           6,200     103,041
PSC*                                                       16,250           0
Setech*                                                    17,304      56,756
Stackpole Magnetic Systems *                               54,582     109,164
WPM Holdings*                                                 110      17,215
                                                                   ----------
                                                                      485,303
                                                                   ----------

   TOTAL PRIVATE PLACEMENT - EQUITIES (cost $585,461)                 825,500
                                                                   ----------

COMMON STOCK (0.4%)
--------------------------------------------------------------------------------
Global Crossing                                            10,922     545,759
                                                                   ----------
   TOTAL COMMON STOCK (cost $0)                                       545,759
                                                                   ----------



The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF   MARKET OR
PREFERRED STOCKS (1.1%)                                   SHARES    FAIR VALUE
--------------------------------------------------------------------------------
Salomon Financing Trust I 9.50%                            20,000    $510,000
Transcanada Capital 8.75%                                  40,000     902,500
                                                                   ----------
   TOTAL PREFERRED STOCK (cost $1,542,000)                          1,412,500
                                                                   ----------

PARTNERSHIPS (0.7%)
--------------------------------------------------------------------------------
KBP Holdings*                                                   1     457,236
KBSI Partnership*                                               1     377,340
MDAS Investors*                                                 1           0
                                                                   ----------
   TOTAL PARTNERSHIPS (cost $443,622)                                 834,576
                                                                   ----------

                                                          PAR
SHORT TERM INVESTMENTS (3.0%)                            AMOUNT
--------------------------------------------------------------------------------
Associates Corp North America
   4.00%, 1/3/00                                       $3,800,000   3,800,000
                                                                   ----------
   TOTAL SHORT TERM INVESTMENTS (cost $3,800,000)                   3,800,000
                                                                   ----------
   TOTAL MARKET VALUE OF SECURITIES (100.0%)
     (cost $130,466,485)                                          126,563,785
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES (0.0%)                  5,592
                                                                 ------------

NET ASSETS (100.0%)                                              $126,569,377
                                                                 ------------

NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING
($126,569,377 LESS VARIABLE TERM PREFERRED STOCK AT
LIQUIDATION VALUE OF $40,000,000 DIVIDED BY 7,114,831
SHARES OF COMMON STOCK OUTSTANDING)                                $    12.17
                                                                   ==========

Preferred Stock, par value $1.00 per share (authorized
   1,000,000 shares) Variable Term Preferred Stock (VTP),
   issued and outstanding 40,000 shares, liquidation
   preference $1,000 per share                                   $ 40,000,000

Common Stock, par value $1.00 per share (authorized
10,000,000 shares), issued and outstanding 7,114,831
shares                                                              7,114,831

Proceeds in excess of par value of shares issued                   83,244,025
Accumulated net realized gain on investments                          200,677
Distributions in excess of net investment income                      (87,456)
Net unrealized depreciation of investments                         (3,902,700)
                                                                   ----------

   TOTAL NET ASSETS                                              $126,569,377
                                                                 ============

* Non income producing security
+ Security is currently in default


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 1999

INVESTMENT INCOME:
   Interest                                                         $10,252,665
   Dividends                                                            137,646
--------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                           10,390,311

EXPENSES:
   Management fees - Note C                                           1,119,388
   Variable term preferred stock fees                                   112,775
   Directors fees                                                        80,987
   Professional fees                                                     73,857
   Printing and Postage                                                  21,333
   Stock Transfer & dividend disbursing fees                             18,750
   Custodian and registrar fees                                           8,917
   Other                                                                 42,982
--------------------------------------------------------------------------------
                                                                      1,478,989
--------------------------------------------------------------------------------
   Expenses paid indirectly - Note A                                    (11,463)
--------------------------------------------------------------------------------
      TOTAL EXPENSES                                                  1,467,526

NET INVESTMENT INCOME                                                 8,922,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment                                         214,842
Net change in unrealized appreciation/depreciation of investments    (8,714,775)
--------------------------------------------------------------------------------
      NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                (8,499,933)
--------------------------------------------------------------------------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $422,852
--------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED          YEAR ENDED
                                                                             DECEMBER 31,        DECEMBER 31,
                                                                                 1999                1998
--------------------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                                                        $8,922,785           $9,235,175
Net realized gain on investments                                                214,842              547,870
Net change in unrealized appreciation/depreciation of investments            (8,714,775)            (257,904)
--------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         422,852            9,525,141

CHANGES FROM CAPITAL SHARE TRANSACTIONS:
Par value of shares issued under dividend reinvestment plan                      82,262              200,374
Proceeds in excess of par value for shares issued under
   dividend reinvestment plan                                                 1,007,237            2,522,734
--------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS       1,089,499            2,723,108

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Common shareholders                                                          (7,030,431)          (7,188,525)
Preferred shareholders                                                       (1,979,810)          (2,235,024)
--------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME            (9,010,241)          (9,423,549)

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS:
Common shareholders                                                                   -             (322,096)
Preferred shareholders                                                          (67,760)             (99,859)
--------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS                  (67,760)            (421,955)
--------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (7,565,650)           2,402,745
--------------------------------------------------------------------------------------------------------------
NET ASSETS, BEGINNING OF YEAR                                               134,135,027          131,732,282
--------------------------------------------------------------------------------------------------------------
   NET ASSETS, END OF YEAR                                                 $126,569,377         $134,135,027
--------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
STATEMENTS OF CASH FLOWS

                                                                     YEAR ENDED           YEAR ENDED
                                                                    DECEMBER 31,         DECEMBER 31,
                                                                        1999                 1998
------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES:
   Interest Received                                                $10,168,068          $10,507,376
   Dividends Received                                                   137,646              288,780
   Operating Expenses Paid                                           (1,483,831)          (1,482,821)
   Purchase of investments securities                               (14,841,230)         (29,938,261)
   Proceeds from sale of investment securities                       11,180,375           29,033,490
   Net proceeds of short-term investments                             3,059,835            1,093,752
------------------------------------------------------------------------------------------------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                      8,220,863            9,502,316

FINANCING ACTIVITIES:
   Distributions paid to common and preferred shareholders           (9,546,078)         (12,257,902)
   Proceeds received from dividend reinvestment plan                  1,089,499            2,723,108
------------------------------------------------------------------------------------------------------
       NET CASH USED IN FINANCING ACTIVITIES                         (8,456,579)          (9,534,794)
------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN CASH                                     (235,716)             (32,478)
------------------------------------------------------------------------------------------------------
CASH, BEGINNING OF YEAR                                                $408,587             $441,065
------------------------------------------------------------------------------------------------------
       CASH, END OF YEAR                                               $172,871             $408,587

RECONCILIATION OF INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting from operations                   $422,852           $9,525,141
Reconciling Adjustments:
   Net realized and unrealized (gain) loss on investments             8,499,933             (289,966)
   Net proceeds (purchase) of investment securities                    (601,020)             188,981
   Discount accretion on investment income receivable                  (120,548)            (181,689)
   Increase in accrued investment income receivable                      35,952              126,110
   Increase in accrued dividend receivable                                    -               60,825
   Increase (Decrease) in accrued expenses                              (16,306)              72,914
------------------------------------------------------------------------------------------------------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                     $8,220,863           $9,502,316
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL INCOME FUND, INC.
FINANCIAL HIGHLIGHTS

(SELECTED DATA FOR EACH COMMON STOCK                                            YEAR ENDED DECEMBER 31,
 OUTSTANDING THROUGHOUT THE YEAR)                            -----------------------------------------------------------
                                                               1999        1998         1997        1996         1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $13.39      $13.43       $13.47      $14.22       $12.25

Income from investment operations:
Net investment income                                           1.26        1.32         1.40        1.44         1.46
Net realized and unrealized gain (loss) on investments         (1.20)       0.06         0.39       (0.41)        2.17
------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             0.06        1.38         1.79        1.03         3.63

Less dividends and distributions:
Dividends from net investment income
   To preferred shareholders                                   (0.28)      (0.31)       (0.22)      (0.24)       (0.29)
   To common shareholders                                      (0.99)      (1.04)       (1.21)      (1.21)       (1.16)

Distributions from net realized gains:
   To preferred shareholders                                   (0.01)      (0.01)       (0.09)      (0.07)       (0.05)
   To common shareholders                                       -          (0.06)       (0.31)      (0.26)       (0.16)
------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (1.28)      (1.42)       (1.83)      (1.78)       (1.66)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $12.17      $13.39       $13.43      $13.47       $14.22
------------------------------------------------------------------------------------------------------------------------
Per Share Market Value, End of Year                            $9.69      $14.19       $13.06      $12.50       $13.63
Total Investment Return (based on Market Value)              (25.34%)     17.42%       17.12%       2.42%       39.07%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)                       $126,569    $134,135     $131,732    $132,054     $137,163
Ratio of expenses to average net assets                        1.12%       1.16%        1.12%       1.11%        1.14%
Ratio of expenses to average net assets
   prior to expenses paid indirectly                           1.13%         N/A          N/A         N/A          N/A
Ratio of net investment income to average net assets           6.80%       6.84%        7.17%       7.32%        7.44%
Ratio of net investment income prior
   to expenses paid indirectly to average net assets           6.81%         N/A          N/A         N/A          N/A
Portfolio Turnover                                            10.29%      19.78%       22.63%      22.73%       26.98%



The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

Lincoln National Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

NOTE A - SUMMARY OF ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.

   Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between bid and offer. Securities for which quotations are not available are priced at "fair value," as discussed below. Money market instruments having less than 60 days to maturity at purchase are valued at amortized cost, which approximates market value.

   Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's Securities Valuation Committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable: fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depositary receipt ).

   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.

   Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed. As of December 31, 1999, the Fund held $26,673,798 of fair valued securities, representing 21.07% of the Fund.

INCOME TAXES

It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incurany liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.

   Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days.

   The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $11,463 for the year ended December 31, 1999. The expenses paid under this arrangement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown on "Expenses paid indirectly".

NOTE B - INVESTMENTS

Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

   The follow is a list of private placements with initial purchase date, cost amount and market value as of December 31, 1999:

PRIVATE PLACEMENTS

                                                                 DATE OF              PAR                                MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT                              PURCHASE             AMOUNT              COST           FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
Anglo Irish Bank
   9.10%, 9/30/06                                              09/30/1994         $1,000,000         $1,000,000         $1,054,500
Avianca Airline Ticket Receivable Trust
   8.75%, 12/24/05                                             12/24/1997            500,000            500,000            458,200
Banco Nacional de Mexico
   7.57%,1/1/01                                                11/05/1996            280,177            280,166            280,233
BEA
   0.00%, 6/15/10                                              04/21/1998          1,000,000            963,239            950,000
BSI Holdings
   10.25%, 9/30/05                                             01/23/1998            324,000            324,000            324,000
Carramerica Realty 144A
   6.63%, 3/1/05                                               02/18/1998            400,000            397,956            366,658
Centennial Resources
   13.00%, 10/31/03                                            08/29/1996            500,000            500,000                  -
Coca-Cola Femsa SA DE 144A
   9.40%, 8/15/04                                              08/05/1994          1,000,000          1,000,000          1,017,000
Commercial Mortgage Pass-Through Certificates
   Series AMC Class A
   7.71%, 10/12/09                                             09/29/1999            494,813            494,813            533,642
Continental Auto Receivables
   Series A
   12.00%, 4/30/05                                             07/29/1999            455,000            401,890            400,400
Dairy Farmers of America Preferred Capital Trust
   7.38%, 10/2/12                                              10/02/1998            500,000            500,000            457,350
Deloitte & Touche LLP
   7.41%, 10/1/11                                              09/25/1996          1,000,000          1,000,000            963,700
DLJ Mortgage Acceptance Corporation
   Series 1995-QT4 Class A
   8.18%, 6/26/25                                              01/25/1996            919,369            933,119            133,309
Dow Chemical
   17.25%, 1/2/03                                              03/25/1992          1,169,613          1,169,613          1,347,979
Earle Palmer Brown
   14.00%, 12/16/04                                            12/31/1998            511,969            409,561            398,568
Elastomeric Technologies Preferred Rubber
   Compounding
   13.80%, 10/8/07                                             01/08/1999            500,000            476,386            476,000
Fibermark
   9.38%, 10/15/06                                             01/17/1997            250,000            256,875            253,125
First Hawaiian Bank 144A
   6.93%, 12/1/03                                              05/28/1997            500,000            488,050            493,431
Fort Wayne Capital Trust 144A
   9.85%, 4/15/27                                              04/14/1997          1,000,000          1,000,000          1,125,300
Gruma SA DE CV 144A
   7.63%, 10/15/07                                             10/02/1997            250,000            249,580            218,120
Guangdong International Trust & Investment 144A
   8.75%, 10/24/16                                             10/17/1996            500,000            498,600             50,000
Interbank/ AKK Trust
   9.00%, 2/28/01                                              07/08/1997            375,000            364,448            371,738
Louis Dreyfus Corporation
   8.43%, 07/15/01                                             07/20/1994          1,000,000          1,000,000          1,002,900
Merrill Lynch CLO 98 Pilgrim 2
   6.62%, 9/23/09                                              04/14/1998          1,000,000          1,000,000            893,200


                                                                 DATE OF              PAR                                MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT (CONTINUED)                   PURCHASE            AMOUNT              COST           FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
Mutual Fund Fee Trust IV
   7.99%, 1/31/05                                              04/21/1997           $408,871           $428,833           $427,718
NAL Auto Trust
   7.30%, 12/15/00                                             09/26/1996             40,289             40,264             39,873
New Boston Garden Corporation
   8.45%, 9/22/15                                              09/22/1995            901,333            901,332            883,847
Northwest Airlines
   7.95%, 03/01/15                                             06/18/1999          1,000,000          1,000,000          1,029,080
PM Holding
   13.50%, 10/30/04                                            10/31/1998            500,000            483,000            500,000
Progress Cap Holdings 144A
   6.88%, 8/1/01                                               08/21/1996          1,000,000          1,000,000            995,976
Refco Group
   8.21%, 5/16/02                                              05/08/1995            600,000            600,000            600,360
Scotia Pacific 144A
   7.11%, 1/20/14                                              07/09/1998            500,000            500,000            410,000
Soc Quimica Y Minera De 144A
   7.70%, 9/15/06                                              03/16/1998          1,000,000          1,022,370            945,515
Spectrascan
   11.25%, 6/30/06                                             07/12/1996            500,000            490,000            500,000
Stackpole Magnetic Systems
   13.50%, 10/15/05                                            09/01/1995            380,000            351,500            380,000
Steel Technologies
   8.52%, 3/1/05                                               02/06/1995           428,500             428,500            431,585
Suburban Propane L.P.
   7.54%, 6/30/11                                              03/07/1996          1,000,000          1,000,000            957,300
Turkiye Vakiflar Bankasi T.A.O.
   7.79%, 12/22/00                                             12/22/1997            166,666            166,666            167,100
Union Acceptance Corporation
   8.53%, 8/1/02                                               06/23/1997            600,000            609,546            561,000
United Air Lines
   8.70%, 10/07/08                                             05/04/1995            824,489            821,447            844,891
United States Playing Card Company
   12.00%, 11/18/04                                            11/18/1994            500,000            470,000            500,000
Wells Fargo Capital 144A
   8.13%, 12/1/26                                              12/03/1996            500,000            521,000            472,202
West Fraser Mills
   8.44%, 6/30/04                                              04/15/1994            780,000            780,000            785,304
Worthington Precision Metals
   13.50%, 10/30/04                                            01/30/1999             12,618             12,618             12,618
                                                                                                    -----------        -----------
   TOTAL PRIVATE PLACEMENT DEBT                                                                     $26,835,372        $25,013,722
                                                                                                    -----------        -----------

                                                                 DATE OF              PAR                                MARKET OR
PRIVATE PLACEMENT SECURITIES--DEBT (CONTINUED)                   PURCHASE            AMOUNT              COST           FAIR VALUE
------------------------------------------------------------------------------------------------------------------------------------
Bicycle Holdings                                               11/18/1994                  8            $30,000           $100,197
Centennial Coal                                                08/29/1996                 41                  -                  -
Continental Auto Receivables                                   07/29/1999              8,967             60,000             59,991
Earle Palmer Brown Class A                                     12/31/1998                 16              3,280              3,407
Earle Palmer Brown Class B                                     12/31/1998                511            107,587            111,729
Elastomeric Technologies                                       10/08/1999                111             24,000             24,000
Huron Technology                                               02/20/1995              6,200            128,338            103,041
PSC                                                            07/12/1996             16,250             10,000                  -
Setech                                                         07/19/1999             17,304             56,756             56,756
Stackpole Magnetic Systems                                     09/01/1995             54,582             28,500            109,164
Stackpole Magnetic Systems Class B                             09/01/1995            120,000            120,000            240,000
WPM Holdings                                                   10/30/1998                110             17,000             17,215
                                                                                                       --------           --------
   TOTAL PRIVATE PLACEMENT EQUITY                                                                      $585,461           $825,500
                                                                                                       --------           --------

The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $14,841,230 and $11,180,375 respectively, for the year ended December 31, 1999.


NOTE C - MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under an agreement between the Fund and Lincoln Investment Management, Inc. (Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund on the last business day of the quarter (.75% on an annual basis) plus 1.50% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock.

Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund. In addition, Delaware Service Company, which is an affiliate of the Advisor, provides accounting services for the fund

NOTE D - INCOME TAXES

The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1999, the aggregate gross unrealized appreciation on investments was $2,663,976 and the aggregate gross unrealized depreciation was $6,566,676.

NOTE E - VARIABLE TERM PREFERRED STOCK

During August 1992, the Fund issued 40,000 shares of Variable Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated $1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary, which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of the VTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

   During the year ended December 31, 1999, dividend rates have ranged from 4.50% to 6.00% and the average dividend rate was 5.08%.

NOTE F - MARKET AND CREDIT RISK

The Fund may invest in securities that have high market or credit risk. These securities may be accompanied by a higher degree of susceptibility to adverse economic and competitive industry conditions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Lincoln National Income Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations, of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The Lincoln National Income Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and its cash flows for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Philadelphia, PA
February 22, 2000

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS                            DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley                    President, Bindley Capital Corporation; Director, Midas, Inc., Strategic Equipment
                                     and Supply Corporation, Lincoln National Convertible Securities Fund, Inc., and
                                     Junior Achievement of Chicago.

Richard M. Burridge                  Chairman, The Burridge Group, Inc.; Consultant, Cincinnati Financial Corporation;
                                     Director, Lincoln National Convertible Securities Fund, Inc.; Chairman of the
                                     Board, Fort Dearborn Income Securities, Inc.

Adela Cepeda                         President, A.C. Advisory, Inc.; Commissioner, Chicago Public Building Commission;
                                     Director, Lincoln National Convertible Securities Fund, Inc.; Director and Vice
                                     President, Harvard Club of Chicago.

Roger J. Deshaies                    Senior Vice President, Finance, Brigham and Women's Hospital (Harvard Medical
                                     School teaching affiliate); Corporate Director of Partners Health System;
                                     Director, Lincoln National Convertible Securities Fund, Inc.

Thomas N. Mathers                    Director, Lincoln National Convertible Securities Fund, Inc.; Vice President and
                                     Director, OFC Meadowood Retirement Community.

H. Thomas McMeekin                   President and Director, Lincoln Investment Management, Inc. and Lincoln National
                                     Convertible Securities Fund, Inc.; Director, The Lincoln National Life Insurance
                                     Company, Lincoln National Investment Companies, Inc., Delaware Management Holdings,
                                     Inc., and Vantage Investment Advisors, Inc.; Executive Vice President and Chief
                                     Investment Officer, Lincoln National Corporation; Executive Vice President and
                                     Chief Investment Officer--Fixed Income, Delaware Investments

Daniel R. Toll                       Director, Kemper Insurance Companies, Lincoln National Convertible Securities Fund,
                                     Inc. and Wiss, Janney, Elstner Associates, Inc.; Trustee, INEX Insurance Exchange.

OFFICERS

H. Thomas McMeekin                   President
David A. Berry                       Vice President
David C. Fisher                      Vice President
Michael P. Bishof                    Treasurer
Eric E. Miller                       Secretary

                                                                              30

CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT AND                    AUTOMATIC DIVIDEND REINVESTMENT PLAN
REINVESTMENT PLAN AGENT
                                                                 Any registered shareholder of Lincoln National Income Fund, Inc.
Equiserve--First Chicago Division                                may participate in the Automatic Dividend Reinvestment Plan (the
P.O. Box 2500                                                    Plan). If you are a beneficial owner whose shares are registered
Jersey City, NJ 07303-2500                                       in the name of another (e.g., in a broker's "street name") and
1-800-317-4445                                                   desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.
INVESTMENT ADVISOR                                                 To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the
Lincoln Investment Management, Inc.                              Plan agent to receive your dividends and other distributions from
200 East Berry Street                                            the Fund in additional shares of common stock. The additional
Fort Wayne, IN 46802                                             shares will be issued by the Fund, if the net asset value per
(219) 455-2210                                                   share is equal to or lower than the market price of the Fund's
                                                                 Common Stock plus brokerage commissions. If the net asset value
ADMINISTRATOR                                                    per share is higher than the market price of the Fund's Common
                                                                 Stock plus brokerage commissions, the additional shares will be
Delaware Service Company, Inc.                                   purchased in the open market and the cost of the brokerage
1818 Market Street                                               commissions will be charged to each participant on a pro-rata
Philadelphia, PA 19103                                           basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a
INDEPENDENT ACCOUNTANTS                                          participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not
PricewaterhouseCoopers LLP                                       less than five business days and no more than thirty days prior
2400 Eleven Penn Center                                          to the dividend payment date.
Philadelphia, PA 19103                                             Shares will be held by Equiserve, the Plan agent. You will receive a statement each time shares are distributed by the Fund
STOCK EXCHANGE                                                   or purchased for you.
                                                                   There is no direct charge for Plan participation. The
The Fund's stock is traded on the New York Stock                 administrative costs of the Plan are borne by the Fund.
Exchange (NYSE) under the symbol of LND.                           If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
                                                                   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
                                                                   For additional information on the Plan, please write Equiserve,
                                                                 P.O. Box 2500 Jersey City, NJ 07303-2500, or call 1-800-317-4445.

                       This Page Intentionally Left Blank

                       This Page Intentionally Left Blank

LINCOLN INVESTMENT MANAGEMENT, INC.
200 EAST BERRY STREET
FORT WAYNE, INDIANA 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National
Income Fund, Inc.



1999 Annual Report

Form 12728-1 2/00